                                 AMENDING DEED
                                 ISDA MASTER AGREEMENT

                                 NATIONAL AUSTRALIA BANK LIMITED
                                 ABN 12 004 044 937

                                 PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                 ABN 86 000 431 827

                                 and
                                 ME PORTFOLIO MANAGEMENT LIMITED
                                 ABN 79 005 964 134


[FREEHILLS LOGO]

MLC Centre Martin Place Sydney NSW 2000 Australia Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000 www.freehills.com.au DX361 Sydney


SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY Correspondent Offices JAKARTA KUALA LUMPUR SINGAPORE

Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)


Reference PJSR:TEL:25E

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TABLE OF CONTENTS
Clause                                                                      Page

1   DEFINITIONS AND INTERPRETATION                                            1


2   AMENDMENTS TO THE MASTER AGREEMENT                                        2

    2.1      Amendments to the Schedule to the Master Agreement               2
    2.2      Amendments not to affect validity, rights, obligations           2
    2.3      Acknowledgment                                                   2

3   GENERAL                                                                   2

    3.1      Governing law and jurisdiction                                   2
    3.2      Attorneys                                                        2
    3.3      Counterparts                                                     2

SCHEDULE 1 - AMENDMENTS TO THE SCHEDULE TO THE MASTER AGREEMENT               4







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THIS AMENDING DEED

    is made on                2003 between the following parties:

         1. NATIONAL AUSTRALIA BANK LIMITED ABN 12 004 044 937 of Level 24, 500 Bourke Street, Melbourne, Victoria (PARTY A )

         2. PERPETUAL TRUSTEES AUSTRALIA LIMITED in its capacity as trustee of the Trusts ABN 86 000 431 827 of Level 3, 39 Hunter Street, Sydney, New South Wales (PARTY B)

         3. ME PORTFOLIO MANAGEMENT LIMITED in its capacity as manager of the Trusts ABN 79 005 964 134 of Level 23, 360 Collins Street, Melbourne, Victoria (PARTY C)

RECITALS

         A. Party B is a trustee of trusts known as Superannuation Members Home Loans Trusts (the TRUSTS) and Party C is a manager of the Trusts.

         B. The parties are party to an ISDA Master Agreement (including all schedules and annexures) dated 21 December 2000 (MASTER AGREEMENT).

         C. Section 9(b) of the Master Agreement permits the parties to amend the Master Agreement (which includes the Schedule) and the parties have complied with Section 9(b) of the Master Agreement in respect of the amendments to be effected by this deed.

         D. The parties wish to amend the Master Agreement in the manner set out in this deed.

THIS DEED WITNESSES

that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         In this deed:

         (a) EFFECTIVE DATE means in relation to the amendment in clause 2.1, the date of this deed; and

         (b) a word or phrase (except as otherwise provided) defined in the Master Agreement has the same meaning as in the Master Agreement.


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--------------------------------------------------------------------------------
2        AMENDMENTS TO THE MASTER AGREEMENT

         2.1  AMENDMENTS TO THE SCHEDULE TO THE MASTER AGREEMENT

              (a)  The Schedule to the Master Agreement is amended as shown in
                   Schedule 1 by:

                   (1) deleting the text which is struck through in Schedule 1; and

                   (2)  inserting the text which is underlined in Schedule 1.

              (b) The amendments in clause 2.1(a) take effect in respect of any Transaction entered into after the Date of this deed, unless the parties otherwise expressly agree.

              (c) The amendments to the Master Agreement in clause 2.1(a) take effect from the Effective Date.

         2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

              (a) An amendment to the Master Agreement does not affect the validity or enforceability of the Master Agreement.

              (b)  Nothing in this deed:

                   (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Agreement before the date of this deed; or

                   (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Agreement before the date of this deed.

         2.3  ACKNOWLEDGMENT

              Each party acknowledges that this deed is issued in accordance with the Master Agreement.

--------------------------------------------------------------------------------
3        GENERAL

         3.1  GOVERNING LAW AND JURISDICTION

              (a)  This deed is governed by the laws of New South Wales.

              (b) The parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

         3.2  ATTORNEYS

              Each of the Attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

         3.3  COUNTERPARTS

              (a)  This deed may be executed in any number of counterparts.

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              (b)  All counterparts, taken together, constitute one instrument.

              (c)  A party may execute this deed by signing any counterpart.


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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
NATIONAL AUSTRALIA BANK LIMITED
by its attorney
in the presence of:


----------------------------------              --------------------------------
Witness                                         Attorney


----------------------------------              --------------------------------
Name (please print)                             Name (please print)


SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the presence of:


----------------------------------              --------------------------------
Witness                                         Attorney


----------------------------------              --------------------------------
Name (please print)                             Name (please print)


SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney
in the presence of:


----------------------------------              --------------------------------
Witness                                         Attorney


----------------------------------              --------------------------------
Name (please print)                             Name (please print)




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SCHEDULE 1 - AMENDMENTS TO THE SCHEDULE TO THE MASTER AGREEMENT

(Clause 2.1)














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                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                      DATED AS OF                  2000
                                     BETWEEN

         NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937) (PARTY A)
                                       AND
                PERPETUAL TRUSTEES AUSTRALIA LIMITED (ABN 86 000
                     431 827) IN ITS CAPACITY AS TRUSTEE OF
                     VARIOUS SECURITISATION FUNDS FROM TIME
                      TO TIME ESTABLISHED UNDER THE MASTER
                              TRUST DEED (PARTY B)
                                       AND
              ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134)
    IN ITS CAPACITY AS MANAGER OF THE SECURITISATION FUNDS FROM TIME TO TIME
               ESTABLISHED UNDER THE MASTER TRUST DEED (PARTY C)


PART 1. TERMINATION PROVISIONS.


In this Agreement:

(a)      "SPECIFIED ENTITY" means in relation to Party A for the purposes of:

         Section 5(a)(v):           Nil
         Section 5(a)(vi):          Nil
         Section 5(a)(vii):         Nil
         Section 5(b)(iv):          Nil

         and in relation to Party B for the purposes of:

         Section 5(a)(v):           Nil
         Section 5(a)(vi):          Nil
         Section 5(a)(vii):         Nil
         Section 5(b)(iv):          Nil

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.


(c)

         (i) Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(iii) and
         (iv) will not apply to Party A or Party B.

         (ii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5.1(ze) of this Schedule.




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(d)      The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(e)      PAYMENTS ON EARLY TERMINATION for the purpose of Section 6(e) of this
         Agreement:

         (i)      Market Quotation will apply.
         (ii)     The Second Method will apply.

(f) "TERMINATION CURRENCY" means Australian Dollars if such currency is freely available, and otherwise United States Dollars.


(g)      "ADDITIONAL TERMINATION EVENT" means:

         (i) Party B must, at the direction of Party C, terminate this Agreement if it becomes obliged to make a withholding or deduction in respect of any Notes and the Notes are redeemed as a result (and Party B is the Affected Party); and

         (ii) Party B must, at the direction of Party C, terminate this Agreement if Party A breaches Part 5.1(x) or (y) (and Party A is the Affected Party).

(h) the "Bankruptcy" provisions of Section 5(a)(vii) are replaced by "Insolvency Event under the Security Trust Deed has occurred in respect of Party A or Party B". The occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party A, Party B and Party C are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form.

(i) "TRANSFER TO AVOID TERMINATION EVENT". In section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes)".



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PART 2.  TAX REPRESENTATIONS.


(a) PAYER REPRESENTATIONS: For the purpose of Section 3(e), Party A will make the following representation and Party B will make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

         (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE REPRESENTATIONS:

         For the purpose of Section 3(f), Party A will make the following representation and Party B will make the following representation:

         It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.


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PART 3 . DOCUMENTS TO BE DELIVERED.


For the purposes of Section 4(a) of the Agreement, each party agrees to deliver the following documents as applicable:

(a)      Tax forms, documents or certificates to be delivered are:-

            PARTY REQUIRED TO              FORM/DOCUMENT/CERTIFICATE                DATE BY WHICH DOCUMENT
            DELIVER DOCUMENT                                                            TO BE DELIVERED
         Parties A and B          Any document or certificate reasonably          As soon as reasonably
                                  required or reasonably requested by a           practicable following a
                                  party in connection with its obligations        request by the other party.
                                  to  make a payment under this Agreement
                                  which would enable that party to make the
                                  payment free from any deduction or
                                  withholding for or on account of Tax or
                                  which would reduce the rate at which
                                  deduction or withholding for or on account
                                  of Tax is applied to that payment.

(b)      Other documents to be delivered are:

            PARTY REQUIRED TO              FORM/DOCUMENT/CERTIFICATE                DATE BY WHICH DOCUMENT
            DELIVER DOCUMENT                                                            TO BE DELIVERED
         Parties A, B and C       A list of authorised signatories for the
                                  At the execution and delivery party and
                                  evidence satisfactory in form of this
                                  Agreement and and substance to the other
                                  parties of the thereafter promptly upon any
                                  authority of the authorised signatories of
                                  change in authorised persons the party to
                                  execute this Agreement and or upon request.
                                  each Confirmation on behalf of the party.

         Party A                  Annual report containing consolidated           Upon reasonable request by
                                  financial statements certified by               Party B or Party C.
                                  independent certified public accountants
                                  and prepared in accordance with accounting
                                  principles that are generally accepted in
                                  the country in which Party A is organised,
                                  and such other public information in
                                  respect of its condition or operations,
                                  financial or other wise, as the other
                                  party may reasonably request from time to
                                  time.

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         Party C                  A copy of the most recent financial             Upon reasonable request by
                                  statements of any Securitisation Fund,          Party A.
                                  certified by independent certified public
                                  accountants, and prepared in accordance
                                  with accounting principles that are
                                  generally accepted in the country in which
                                  Party C is organised and such other public
                                  information in respect of that
                                  Securitisation Fund's condition or
                                  operations, financial or otherwise, as
                                  Party A may reasonably request from time
                                  to time.

         Party C                  A copy of any report or account relating        Upon reasonable request by
                                  to any Securitisation Fund as is produced       Party A subject to not being
                                  for distribution to Bondholders of that         obliged to deliver any
                                  Securitisation Fund or presentation to the      document if to do so would
                                  board of directors of Party C, and such         breach or infringe any law or
                                  other information in Party C's control          legally binding obligation or
                                  regarding the financial condition and           restraint.
                                  business operations of that Securitisation
                                  Fund as Party A may reasonably request
                                  from time to time.

         Party C                  A copy of the Master Trust Deed.                The date of this Agreement.

         Party C                  A copy of any document amending or varying      Promptly upon any such
                                  the terms of the Master Trust Deed.             document becoming effective
                                                                                  in accordance with its terms.

         Party C                  A copy of the Security Trust Deed and the       5 Local Business Days prior
                                  Information Memorandum relating to any          to the date of the first
                                  Securitisation Fund.                            Transaction made under this
                                                                                  Agreement relating to that
                                                                                  Securitisation Fund

         Party C                  A copy of any document amending or varying      Promptly upon any such
                                  the terms of the Security Trust Deed or         document becoming effective
                                  the Information Memorandum relating to any      in accordance with its terms.
                                  Securitisation Fund.



Each of the foregoing documents is covered by the representation contained in
Section 3(d) of this Agreement.



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PART 4 - MISCELLANEOUS


(a)      ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         Address for notices to Party A:

                  NATIONAL AUSTRALIA BANK LIMITED
                  30TH FLOOR
                  500 BOURKE STREET
                  MELBOURNE   VIC   3000


                  ATTENTION:                NATIONAL OPERATIONS MANAGER
                  TELEX:                    AA 30241ANSWERBACK: NATAUS
                  TELEPHONE:                03-8641-3899
                  FACSIMILE:                03-8641-4907
                           (For all purposes)

         Address for notices to Party B:


                  PERPETUAL TRUSTEES AUSTRLIA LIMITED
                  LEVEL  7
                  9 CASTLEREAGH STREET
                  SYDNEY  NSW 2000


                  ATTENTION:                MANAGER - SECURISATION
                  TELEPHONE:                02-9229 9000
                  FACSIMILE:                02-9221 7870

                            (For all purposes)

         Address for notices to Party C:


                  ME PORTFOLIO MANAGEMENT LIMITED
                  LEVEL 23
                  360 COLLINS STREET
                  MELBOURNE   VIC   3000



                  ATTENTION:                SETTLEMENTS OFFICER
                  TELEPHONE:                03-9605 6000
                  FACSIMILE:                03-9605 6228

                           (For all purposes)

(b)      PROCESS AGENT. For the purpose of Section 13(c):

         Party A appoints as its Process Agent - not applicable.
         Party B appoints as its Process Agent - not applicable.

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:


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         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:-

         In relation to Party A:    None.

         In relation to Party B and each Securitisation Fund: The Security Trust Deed established under the Master Trust Deed that is relevant to that Securitisation Fund.

(g)      CREDIT SUPPORT PROVIDER.

         Credit Support Provider means in relation to Party A:
          Not Applicable.

         Credit Support Provider means in relation to Party B and each Securitisation Fund: Not Applicable.

(h) GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws in force in the State of New South Wales and each party submits to the non-exclusive jurisdiction of the courts of that State without reference to choice of law doctrine. The provisions of Section 13(b) will apply (mutatis mutandis) to this choice of governing law and submission of jurisdiction.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to the following Transactions or group of Transactions (in each case starting from the date of this Agreement):

         All Transactions being of the same type and which have been entered into through the same Office of Party A.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. However, for the purpose of Section 3(c) each of Party A, Party B and Party C are deemed not to have any Affiliates.


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PART 5. OTHER PROVISIONS.

5.1    MODIFICATIONS TO THE AGREEMENT

(a)    SINGLE AGREEMENT:  Section 1(c) is replaced with:

       "All Transactions are entered into in reliance on the fact that this Master Agreement and all Transactions (as evidenced by their Confirmations) form a single contract (collectively referred to as this "Agreement") and the parties would not otherwise enter into any Transactions. The entering into of each Transaction takes effect as an amendment to this Agreement (but no such amendment is effective to defeat or prejudice the operation of Section 15)."

(b)    PAYMENTS:  In Section 2:

       (i)    In Section 2(a)(i) add the following sentence:

              "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party".

       (ii) In Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

              ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

       (iii) Insert new paragraphs (iv) and (v) in Section 2(a) immediately after Section 2(a)(iii) as follows:

              "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under
                     Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i)."

              (v)   Where:

                    (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

                    (2) the Security Trust Deed applicable to Party B's obligations and entitlement referred to in Section 2(a)(v)(1) has become, and remains at that time, enforceable,

                    then Party A's obligation to make the Party A payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                    (3)  the Party B payment; or

                    (4) confirmation from Party B's bank that it holds irrevocably instructions to effect payment of the Party B payment and that funds are available to make that payment".


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       (iv)   Add the following new sentence to Section 2(b):

              "Each new account so designated must be in the same tax jurisdiction as the original account."

       (v)    Delete Section 2(d)(i)(4) and Section 2(d)(ii).

(c) Section 3(a)(v) of this Agreement is modified by adding in the fourth line thereof the words "including without limitation in the case of Party A being an authorised deposit taking institution authorised to carry on banking business in the Commonwealth of Australia, Subsection 13A(3) of the Banking Act 1959 (Cth) and Section 86 of the Reserve Bank Act 1959 (Cth) or any amending or replacement legislation as may be in effect" after the word "generally".

(d) ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after Section 3(f):

         "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over or given any charge over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the Securitisation Funds created pursuant to the Master Trust Deed and the charge given pursuant to a Security Trust Deed).

         (h) CONTRACTING AS PRINCIPAL. Subject to Section 15, each Transaction has been entered into by that party:

                  (i) in the case of Party A, as principal and not otherwise; and

                  (ii) in the case of Party B, in its capacity as trustee of the relevant Securitisation Fund and not otherwise.

         (i)  EXPERTISE.

                  (i) In the case of Party A, it has sufficient knowledge and expertise to enter into each Transaction and is relying on its own judgement and not on the advice of Party B.

                  (ii) In the case of Party B, it relies on the knowledge, expertise and judgement of Party C in entering into each Transaction and does not rely on the advice of Party A".

(e)      ADDITIONAL COVENANT: In Section 4 add the following immediately after
         Section 4(e):

         "(f) CONTRACTING AS PRINCIPAL. Subject to Section 15, Party A will enter into each Transaction as principal and not otherwise and Party B will enter into each Transaction in its capacity as trustee of the relevant Securitisation Fund and not otherwise."

(f)      EVENT OF DEFAULT:  Delete Section 5(a)(i) and insert instead:


         "(i) FAILURE TO PAY OR DELIVER: Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied:



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


              (1) in respect of any relevant Securitisation Fund which has "SMHL
                  Global" included in its name, at or before 10.00am on the tenth Local Business Day after notice of such failure is given to the party

              (2) in respect of the relevant Securitisation Fund (other than a relevant Securitisation Fund which has "SMHL Global" included in its name), at or before 10.00am on the fifth Local Business Day after notice of such failure is given to the party;"


(g)      EARLY TERMINATION:  In Section 6:

         (i)  Add the following sentence at the end of the first paragraph of
              Section 6(b)(ii):

              "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds available for such application in accordance with the provisions of the Master Trust Deed".

         (ii) Add the following sentence at the end of the second paragraph of
              Section 6(b)(ii):

              "so long as the transfer in respect of that Transaction would not lead to a rating downgrade, or rating withdrawal, of any rated debt of Party B that is secured under the Relevant Security Trust Deed. However, if Party A is that other party it must, if so requested by Party B, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section
              14) at the expense of Party A.";

         (iii)Add the following sentence at the end of the last paragraph of
              Section 6(b)(ii):

              "However, consent may be withheld if the other party considers that its credit exposure to the transferor would be adversely affected by the transfer."

(h)       Delete the last sentence of the first paragraph of section 6(e).

(i)      TRANSFER: Section 7 is deleted and replaced with the following:

              "TRANSFER

              (a) Neither the interests nor obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise and whether by way of security or otherwise), charged or the subject of any trust or other fiduciary obligation (other than, in respect of Party B, the trusts and fiduciary obligations created pursuant to the Master Trust Deed and any charge created by a Security Trust Deed). Any action by a party which purports to do any of these things is void.

              (b)    Nothing in this Section 7:

                    (i) restricts the parties agreeing to a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under section 6(b)(ii);

                    (ii) restricts a transfer by a party of any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);


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

                    (iii) restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the extent necessary to permit such transfer; or

                    (iv) restricts a transfer by a Security Trustee pursuant to the exercise of its powers under a Security Trust Deed.


              (c) Unless otherwise agreed by the parties, Standard & Poor's Ratings Group, Moody's Investors Service and Fitch Ratings, any transfer or assignment pursuant to this Section 7 must be made to an entity in respect of which each of those rating agencies have confirmed that such transfer or assignment will not result in a reduction or withdrawal of the then rating of any outstanding Bonds by each of those rating agencies.


              (d) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this
                    Section 7 must be strictly observed and is fundamental to the terms of this Agreement (including each Transaction)."

(j)      MISCELLANEOUS:  In Section 9(b):

         (i)  the first word "No" is replaced with:

              "Except to the extent that the entering into of each Transaction takes effect as an amendment to this Agreement (in the manner and subject to the qualification referred to in Section 1(c), as varied by this Schedule), no"; and

         (ii) add at the end of Section 9(b):


              "Any amendment made under this Section 9(b) may only be made after Standard & Poor's Ratings Group, Moody's Investors Service and Fitch Ratings have confirmed in writing that such proposed amendment will not result in a reduction or withdrawal of the then rating of any outstanding Bonds by each of those rating agencies."



(k)      DEFINITIONS:  In Section 14:

         (i)  Section 14 is renumbered as Section 14(a).

         (ii) Delete the definition "Affected Transactions" and insert the following:

              "AFFECTED TRANSACTIONS" means all Transactions.



         (iii)Insert the following new definitions in Section 14(a) in alphabetical order:


              "INFORMATION MEMORANDUM" means the Information Memorandum prepared by Party B and Party C in relation to a Securitisation Fund.

              "MASTER TRUST DEED" means the Master Trust Deed dated 4 July 1994 (as amended) made between Party C and Party B, pursuant to which the trust funds, collectively known as the "Superannuation Members' Home Loans Trusts" (including the Securitisation Funds) are constituted.

              "ORIGINATION FUND" means an Origination Fund established under the Master Trust Deed.


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


              "SECURITISATION FUNDS" means the Securitisation Funds created under the Master Trust Deed from time to time and "SECURITISATION FUND" means any of them.


              "SECURITY TRUST DEED" means the Security Trust Deed established under the Master Trust Deed that is relevant to that Securitisation Fund.


              "RELEVANT SECURITISATION FUND" means, in relation to a Transaction, the Securitisation Fund specified in the Confirmation relating to that Transaction.

              "SUPPLEMENTARY BOND TERMS NOTICE" has the meaning given to it in the Master Trust Deed.


         (iv) Insert the following new Section 14(b) after Section 14(a):


              "(b) Unless otherwise defined herein, terms defined in the Master Trust Deed and the relevant Security Trust Deed have the same meaning where used in this Agreement.

         (v) Each of the following expressions has the meaning given to them in the Supplementary Bond Terms Notice:

              "INVESTED AMOUNT"
              "NOTES"
              "NOTEHOLDER"
              "NOTE TRUSTEE"


 (l)     TRUSTEE PROVISIONS:  Insert the following new Section 15 after
         Section 14:

         "15(a) TRUSTEE UNDERTAKINGS. Party B undertakes that it will, subject to its duties and obligations under the Master Trust Deed:

                  (i) exercise its right of indemnity out of the assets of the relevant Securitisation Fund;

                  (ii) observe its obligations under the Master Trust Deed and otherwise as trustee of the relevant Securitisation Fund;

                  (iii) not do anything which could impair its right of indemnity out of the assets of the relevant Securitisation Fund; and

          (b)     TRUSTEE REPRESENTATIONS. In addition to the representations in
                  Section 3, Party B represents to Party A (which representations will be deemed to be repeated at all times until termination of this Agreement) that:

                  (i) its execution and delivery of this Agreement, and of any document required or contemplated by this Agreement, and the performance of its obligations under this Agreement are authorised under the Master Trust Deed;

                  (ii) it is the present and only trustee of the relevant Securitisation Fund;


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

                  (iii) subject to the Master Trust Deed and the law there is no restriction on its right of recourse or indemnity to or out of the assets for the time being of the relevant Securitisation Fund and to the best of its knowledge and belief nothing has happened which could impair its right of indemnity out of the assets of the relevant Securitisation Fund;

                  (iv) its entry into this Agreement and each Transaction in relation to a relevant Securitisation Fund is for the benefit of and in the interests of the beneficiaries of the relevant Securitisation Fund;

                  (v) it is not in material breach of any provision of the Master Trust Deed nor committed any material breach of duty or trust in respect of the relevant Securitisation Fund for which has not been waived by Party A.

         (c)  CAPACITY OF PARTY B AND SEGREGATION OF THE SECURITISATION FUNDS

              (i) Party B enters into this Agreement only in its capacity as trustee of each relevant Securitisation Fund and in no other capacity. A liability arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of property of the Securitisation Fund out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)(iii)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.


              (ii) The parties other than Party B may in respect of this Agreement not sue Party B in any capacity other than as trustee of the relevant Securitisation Fund, including seek the appointment of a receiver (except in relation to property of the relevant Securitisation Fund), a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to property of the relevant Securitisation Fund).

              (iii) The provisions of this Section 15(c) shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the relevant Securitisation Fund, as a result of Party B's fraud, negligence or wilful default.

              (iv) It is acknowledged that Party C is responsible under the Master Trust Deed for performing a variety of obligations relating to the Securitisation Funds including under this Agreement. No act or omission of Party B (including any related failure to satisfy its obligations or a breach or representation or warranty under this Agreement) will be considered fraud, negligence or wilful default of Party B for the purpose of Section 15(c)(iii) to the extent to which the act or omission was caused or contributed to by any failure by Party C or any other person to fulfil its obligations relating to the Securitisation Funds or by any other act or omission of Party C or any other person.

              (v) Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party B's liability is limited in the same manner as set out in paragraphs (i) to (iii) of this section 15(c).



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              (vi)  Without limiting the generality of Sections 15(c)(i) to (v)
                    inclusive, the provisions of this Agreement shall have effect severally in respect of each Securitisation Fund and shall be enforceable by or against Party B in its capacity as trustee of each such Securitisation Fund as though a separate agreement applied between Party A and Party B for each of Party B's said several capacities, to the intent that (inter alia):


                    (1) unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its respective capacities as trustee of each Securitisation Fund;

                    (2) this Agreement together with each Confirmation relating to a particular Securitisation Fund will form a single separate agreement between Party A, Party C in its capacity as manager of that relevant Securitisation Fund and Party B in its capacity as trustee of that relevant Securitisation Fund and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A and Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A and Party B in its several capacities as trustee of each Securitisation Fund and Party C in its several capacities as manager of each Securitisation Fund;

                    (3) representations made and agreements entered by the parties under this Agreement are made and entered in the case of Party B severally by Party B in its respective capacities as trustee of each Securitisation Fund and, in the case of Party C, made and entered severally by Party C in its respective capacities as manager of each Securitisation Fund and may be enforced by Party B or Party C (as the case requires) against Party A severally in Party B's or Party C's (as the case requires) said several capacities;

                    (4) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B severally in Party B's respective capacities as trustee of each Securitisation Fund, and against Party C severally in Party C's respective capacities as manager of each Securitisation Fund and only accrue to Party B against Party A severally in Party B's said several capacities and only accrue to Party C against Party A severally in Party C's said several capacities; and


                    (5) without limiting Section 15(vi)(4), the occurrence of an Event of Default or Termination Event in respect of one Securitisation Fund shall not in itself constitute an Event of Default or Termination Event in respect of any other Securitisation Fund."


(m)     ADDITIONAL PROVISIONS


       (1) ISDA DEFINITIONS. Reference is hereby made to the 1991 Definitions (as supplemented by the 1998 Supplement) ("the 1991 Definitions"), as published by the International Swap and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the 1991 Definitions, shall have the meaning set forth therein.



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


       (2) SCOPE OF AGREEMENT. Notwithstanding anything contained in the Agreement to the contrary, if the parties enter into, or have entered into, any Specified Transaction, such Specified Transaction shall be subject to, governed by and construed in accordance with the terms of this Agreement unless the Confirmation relating thereto shall specifically state to the contrary. Each such Specified Transaction shall be a Transaction for the purposes of this Agreement.

(n)     ROLE OF PARTY C:

        Party C-

       (i) may on behalf of Party B arrange, enter into and monitor Transactions and novations of Transactions, execute Confirmations, and exercise all other rights and powers of Party B hereunder;

       (ii) shall, without limiting the generality of the foregoing, issue and receive Confirmations, Certificates and other communications to or by Party A hereunder;

       (iii) must provide copies of all Confirmations and notices given by Party A to Party B promptly upon receipt of such notices from Party A; and

       (iv) must provide, at the same time as notice of the details of the loan pool allocation is provided to Party B, a notice to Party B of the details of any proposed Transaction or novation of Transaction.

       A failure by Party C to give notice to Party B under the above provisions will not of itself affect the validity of any Transaction or novation of Transaction. For the avoidance of doubt, a Transaction of novation of Transaction entered into by Party C on behalf of Party B as contemplated under this Agreement is binding on each of Party A, Party B and Party C.

(o)     PROCEDURES FOR ENTERING INTO TRANSACTIONS.


        (i) CONFIRMATION OF TRANSACTIONS. Transactions shall be created at the moment that the parties agree sufficient particulars for completion of a Confirmation. With respect to each Transaction entered into pursuant to this Agreement, Party A shall, on or promptly after the relevant Trade Date, send to Party B care of Party C a Confirmation confirming that Transaction. Party C will confirm the accuracy of or request the correction of such Confirmation. If Party C fails to respond within 3 Local Business Days, the Confirmation shall be deemed to correctly reflect the parties agreement on the terms of the Transaction referred therein, absent manifest error. The requirement in this Agreement that the parties exchange Confirmations shall for all purposes be deemed satisfied by a Confirmation sent and an acknowledgment deemed given as provided herein.


       (ii) SPECIFICATION OF FUND. Each Confirmation regarding a Transaction must specify the name of the Securitisation Fund to which the Transaction relates.

(p) INCONSISTENCY. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern; (i) a Confirmation; (ii) this Agreement; and (iii) the 1991 Definitions.

(q) FURTHER ASSURANCES: Each party shall, upon request by the other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such


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

        agreements, and other documents and instruments as the requesting party reasonably requires and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.


(r) ADDENDUM: The following addenda to the Schedule to the Master Agreement of International Swap Dealers Association, Inc. in the form of the copies attached to this Agreement are deemed to be incorporated in this
        Agreement:


        - September 1991 Australian Addendum No.1 (as amended in September 1992 & March 1997) - Interest Rate Caps, Collars and Floors.

        - September 1991 Australian Addendum No.2. (as amended in September 1992, March 1994 & March 1997) - Swaptions.

        -     September 1992 Australian Addendum No.6. - A$ Forward Rate
              Agreements.


(s)    Any reference to a:


       (i) "SWAP TRANSACTION" in the 1991 ISDA Definitions (as supplemented by the 1998 Supplement) (the "1991 Definitions) is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

       (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the 1991 Definitions.

(t) CONSENT TO RECORDING: Each party: (i) consents to the recording of the telephone conversations of trading personnel of the parties in connection with this Agreement or any potential Transaction; and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it.

(u) CONSENT TO INFORMATION DISCLOSURE: Each party hereby consents to the communication and disclosure of all information in respect of this Agreement and Transactions thereunder to: (i) any other branches of the other party; and (ii) any government and regulatory authorities as and when required by such government and regulatory authorities.

(v)      MASTER NOVATION ANNEX:

         (i) From time to time Party C may require the novation of one or more Transactions (or a proportion of one or more Transactions) from one Securitisation Fund to another Securitisation Fund or an Origination Fund nominated by it. Party C shall at least 5 Local Business Days prior to the effective date of a required novation notify Party A in writing details of the novation. Party A must promptly advise Party C whether it agrees to such novation (such agreement to be given at its absolute discretion).

         (ii) Each such novation will be governed by the Master Novation Annex annexed to this Agreement unless otherwise agreed by Party A, Party B and Party C.

         (iii) Party B and Party C agree to promptly provide Party A with such financial and other information in relation to the novation and the relevant Origination Fund as Party A reasonably requires.


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(w)     CONSOLIDATION OF TRANSACTIONS:

        (i) From time to time Party C may request more than one Transaction to be consolidated into one Transaction and Party A may in its absolute discretion agree to such consolidation.

        (ii) Each such consolidation will be on such terms and conditions as agreed by Party A, Party B and Party C.

        (iii) Party B and Party C agree to provide Party A with such financial and other information in relation to the consolidation as Party A reasonably requires.


(x) FIRST RATING DOWNGRADE: Within 5 days of a Standard & Poor's Ratings Group rating downgrade of Party A to A+ long term rating or A-1 short term rating, a Moody's Investors Service rating downgrade of Party A to below an A2 long term rating or Prime-1 short term rating or a Fitch Ratings rating downgrade of Party A to below an A long term rating or F1 short term rating, Party A must, at its cost, provide to Party B cash collateral for each outstanding Transaction in line with the methodology detailed in Standard & Poor's Structured Finance Australia and New Zealand April 1999 publication "New Interest Rate and Currency Swap Criteria Broaden Allowable Counterparties" provided that Party A and Party B receive prior written confirmation from Moody's and Fitch Ratings that the rating assigned to any Outstanding Securities by Moody's and Fitch Ratings is not adversely affected by such collateral arrangements being put in place. The terms and conditions of the cash collateral to be provided by Party A will be as agreed by Party A, Party B and Party C.

(y) SECOND RATING DOWNGRADE: Within 5 days of a Standard & Poor's Ratings Group rating downgrade of Party A to A-2 short term rating or below, a Moody's Investors Service rating downgrade of Party A to P2 short term rating or below or a Fitch Ratings rating downgrade of Party A to F2 short term rating or below, Party A must be replaced with a swap provider rated AAA or A-1 by Standard & Poor's Ratings Group, rated P-1 by Moody's Investors Service and rated F1 by Fitch Ratings. Until a replacement swap provider is arranged, Party A will continue to lodge cash collateral with a bank which has a short term rating of at least A-1 (Standard & Poor's), P-1 (Moody's) and F1 (Fitch Ratings). If a replacement swap provider is established, Party A can be removed as swap provider. Any replacement swap agreement must have the same terms and conditions as this Agreement including the same downgrade provisions as this Agreement. The costs in relation to the replacement Swap Agreement must be borne by Party A.

(z) PROVIDER OF INTEREST HEDGE: Party A, Party B and Party C all acknowledge and confirm that Party A is a provider of an Interest Hedge as defined in the Master Trust Deed.


(za) LIMITED RECOURSE: Party A must not, at any time during the period from the date of this Agreement to the date of the full and final repayment of any outstanding Bonds which are the subject of the relevant Securitisation Fund, take any action to wind up Party B or take any other action which may result in Party B being placed under any form of insolvency administration.

(zb) MANAGER APPROVAL: For the purposes of the Master Trust Deed, Party C approves of this Agreement and authorises and directs Party B to enter into it.


(zc)    Intentionally deleted.



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





(zd) Section 6(a) is amended by replacing "20 days" in line 3 with "5 Local Business Days".

(ze)    RESTRICTED TERMINATION RIGHTS

        add a new section 6(aa) as follows:

        "(aa)   RESTRICTED TERMINATION RIGHTS

                (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee (if applicable).

                (ii) CONSULTATION: Each Party may only designate an Early Termination Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice, Party B may exercise its rights only on the instructions of the Note Trustee (if applicable) and only after consultation between Party A and the Note Trustee (if applicable). Party B may only designate an Early Termination Date at the direction of Party C.

                (iii)    PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                         (a) Notwithstanding Part 1(c)(ii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Bonds or Notes (as applicable) will be redeemed at the full amount of the Invested Amount (or, if the Bondholders or Noteholders (as applicable) by Extraordinary Resolution have so agreed, at a lesser amount) together with accrued interest to (but excluding) the date of redemption.

                         (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that each Designated Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Bonds or Notes (as applicable).

                (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the transfer as principal obligor under Agreement in respect of each affected Transaction of a Party B incorporated in another jurisdiction approved by Party A and the Note Trustee (if applicable) and in respect of which the Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Notes."



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(zf)     APPOINTMENT OF MANAGER. Party A acknowledges that under the Master
         Trust Deed the Manager is appointed manager of the Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed.



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MASTER NOVATION ANNEX

THIS AGREEMENT is made the [INSERT DATE]


BETWEEN: PERPETUAL TRUSTEES AUSTRALIA LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS TRUSTEE OF [OLD SECURITISATION FUND] ("THE RETIRING TRUSTEE")

AND:          PERPETUAL TRUSTEES AUSTRALIA LIMITED
              (ABN 86 000 431 827) IN ITS CAPACITY AS TRUSTEE OF [NEW SECURITISATION FUND] ("THE SUBSTITUTE TRUSTEE")

AND:          NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937)("THE
              CONTINUING PARTY")

AND ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134) IN ITS CAPACITY AS MANAGER OF [OLD SECURITISATION FUND] ("THE RETIRING MANAGER")

AND ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134) IN ITS CAPACITY AS MANAGER OF [NEW SECURITISATION FUND] ("THE SUBSTITUTE MANAGER")


BACKGROUND

A. The Retiring Trustee, the Retiring Manager and the Continuing Party are parties to the transactions specified in the schedule ("TRANSACTIONS").


B. The Transactions are governed by a master agreement entitled ISDA Master Agreement dated [INSERT DATE] between the Retiring Trustee, Retiring Manager and the Continuing Party ("THE MASTER AGREEMENT") as amended from time to time.


C. The parties to this agreement have agreed to a novation of [that proportion of the Transactions specified in the schedule the ("SPECIFIED TRANSACTIONS")] on the terms set out in this agreement under which the Retiring Trustee and Retiring Manager are to surrender their rights and be released and discharged from their obligations under the Specified Transactions and the Substitute Trustee and Substitute Manager are to become entitled to equivalent rights and assume equivalent obligations.

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AGREEMENT:

DEFINITIONS

1.       In this agreement:

         "CONFIRMATION", "EVENT OF DEFAULT" and "POTENTIAL EVENT OF DEFAULT" have the same meaning as in the Master Agreement.

         "NOVATION DATE" means such date as agreed between the parties.

NOVATION

2.       With effect from and including the Novation Date:

         (a) the Retiring Trustee, Retiring Manager and the Continuing Party have no further rights against each other or obligations to each other in connection with the Specified Transactions; and

         (b)      subject to clause 2(c):

                  (i) the Substitute Trustee and the Substitute Manager have the same rights against, and owe the same obligations to, the Continuing Party in connection with the Specified Transactions; and

                  (ii) the Continuing Party has the same rights against, and owes the same obligations to, the Substitute Trustee and the Substitute Manager in connection with the Specified Transactions, as if the Substitute Trustee and the Substitute Manager had been named as parties to the Specified Transactions instead of the Retiring Trustee and the Retiring Manager; and

         (c) the Specified Transactions remain at all times governed by the Master Agreement.

REPRESENTATIONS AND WARRANTIES

3. Each of the Retiring Manager and the Continuing Party represents and warrants to the other parties that:

         (a) to the best of that party's knowledge no event has occurred which constitutes an Event of Default or Potential Event of Default with respect to itself and no other circumstances exists which would entitle the other parties to terminate the Specified Transactions; and

         (b) to the best of that party's knowledge the terms of the Specified Transactions are accurately recorded in the Confirmation for each Specified Transaction


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

                  and there is no dispute or grounds for a future dispute between the Retiring Trustee, the Retiring Manager and the Continuing Party as to the terms of or performance of obligations under the Specified Transactions; and


CONFIRMATION

4. References in the Confirmation for the Specified Transactions to the Retiring Trustee's accounts for payment purposes are to be taken to be references to accounts of the Substitute Trustee as follows:

         TO BE ADVISED

MISCELLANEOUS

5. Each party is to pay its own costs, charges and expenses (including, without limitation, legal expenses) in entering into this agreement except that the Substitute Trustee agrees to pay or reimburse the other parties for all stamp duties, fees, taxes and charges which are payable in connection with the novation of the Specified Transactions.

6. Each party at its own expense must, at another party's request, execute and cause its successors to execute documents and do everything else necessary or appropriate to bind the Substitute Trustee, the Substitute Manager and the Continuing Party and their successors under the Specified Transactions in accordance with the intention expressed in clause 2(b).

7. This agreement is governed by the laws in force in the State of New South Wales. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New South Wales and courts of appeal from them.

8. This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.


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



                                    SCHEDULE






1.       TRANSACTIONS
















2.       SPECIFIED TRANSACTIONS


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EXECUTED AS AN AGREEMENT


RETIRING TRUSTEE:     PERPETUAL TRUSTEES AUSTRALIA LIMITED
                            (ABN 86 000 431 827)



By                                                By
  ----------------------------                      ----------------------------


------------------------------                    ------------------------------
Name of signatory                                 Name of signatory


------------------------------                    ------------------------------
Title                                             Title


RETIRING MANAGER: ME PORTFOLIO MANAGEMENT LIMITED
                           (ABN 79 005 964 134)



By                                                By
  ----------------------------                      ----------------------------


------------------------------                    ------------------------------
Name of signatory                                 Name of signatory


------------------------------                    ------------------------------
Title                                             Title


SUBSTITUTE TRUSTEE:        PERPETUAL TRUSTEES AUSTRALIA LIMITED
                           (ABN 86 000 431 827)



By                                                By
  ----------------------------                      ----------------------------


------------------------------                    ------------------------------
Name of signatory                                 Name of signatory


------------------------------                    ------------------------------
Title                                             Title


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Freehills Sydney\004365644         Printed 1 April 2003 (15:23)          PAGE 29

SUBSTITUTE MANAGER:        ME PORTFOLIO MANAGEMENT LIMITED
                           (ABN 79 005 964 134)



By                                                By
  ----------------------------                      ----------------------------


------------------------------                    ------------------------------
Name of signatory                                 Name of signatory


------------------------------                    ------------------------------
Title                                             Title



CONTINUING PARTY:         NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937)


By                                                By
  ----------------------------                      ----------------------------


------------------------------                    ------------------------------
Name of signatory                                 Name of signatory


------------------------------                    ------------------------------
Title                                             Title







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